                                                                    EXHIBIT 10.1


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

                       FIRST AMENDMENT AND LIMITED WAIVER
                               TO CREDIT AGREEMENT


         This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 26, 1998 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation ("COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario Corporation "WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as Administrative Agent, MELLON BANK, N.A., as Documentation Agent and the Lenders listed on the signature pages hereto, and is made with reference to that certain Credit Agreement dated as of April 30, 1997 (such agreement, as amended from time to time, the "CREDIT AGREEMENT"), by and among Borrowers, Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                 R E C I T A L S

         WHEREAS, Company has requested that Requisite Lenders, pursuant to
Section 10.6 of the Credit Agreement, agree to modify and or waive certain provisions of the Credit Agreement relating to (i) the Applicable Margin, (ii) mandatory prepayments with the proceeds of certain debt, (iii) aggregate amount of permitted unsecured Indebtedness and (iv) the Maximum Leverage Ratio.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                                   SECTION 1.
                                   AMENDMENTS

         The terms of the Credit Agreement are hereby amended as follows:

         A. DEFINITION OF APPLICABLE LEVEL. The definition of Applicable Level set forth in subsection 1.1 is hereby amended by deleting the definition in its entirety and substituting therefor the following:

                  "APPLICABLE LEVEL" means, as of any date, the applicable level determined with reference to the Company's Debt Rating by S&P and Moody's and the Leverage Ratio Amount pursuant to the table set forth below:

====================================================================================================================
   APPLICABLE                DEBT RATING                       DEBT RATING                       LEVERAGE
     LEVEL                     BY S&P                          BY MOODY'S                      RATIO AMOUNT
====================================================================================================================
        I       greater than or equal to A-          greater than or equal to A3       less than 1.0
--------------------------------------------------------------------------------------------------------------------
       II       greater than or equal to BBB         greater than or equal to Baa2     greater than or equal to
                but less than A-                     but less than A3                  1.0 but less than 1.5
--------------------------------------------------------------------------------------------------------------------
       III      greater than or equal to BBB-        greater than or equal to Baa3     greater than or equal to
                but less than BBB                    but less than Baa2                1.5 but less than 2.0
-------------------------------------------------------------------------------------------------------------------
       IV       greater than or equal to BB          greater than or equal to  Ba2     greater than or equal to
                but less than BBB-                   but less than Baa3                2.0 but less than 2.5
--------------------------------------------------------------------------------------------------------------------
        V       less than or equal to BB-            less than or equal to Ba3         greater than or equal to
                                                                                       2.5 but less than 3.25
--------------------------------------------------------------------------------------------------------------------
       VI                  N/A                               N/A                       greater than or equal to 3.25
====================================================================================================================

         ; provided that (i) if a Debt Rating by either S&P or Moody's is in effect, the Debt Rating shall determine the Applicable Level and the Leverage Ratio Amount shall not apply and (ii) if neither a Debt Rating from S&P nor a Debt Rating from Moody's is in effect, (a) the Applicable Level shall be Level III at all times during the first six months after the Closing Date and (b) at all times thereafter, the Leverage Ratio Amount shall determine the Applicable Level (provided that if the Borrowers fail to deliver the financial statements required pursuant to subsection 6.1(i) by the applicable date set forth in such subsection, the Applicable Level shall be Level V until such financial statements are delivered, provided further, that if the Applicable Level at the time immediately prior to such failure was Level VI, the Applicable Level shall remain at Level VI); provided further, that if the Debt Ratings assigned by S&P and Moody's result in different levels, the higher level (it being understood and agreed that Level I shall be the highest Applicable Level and Level V the lowest for purposes of this proviso) shall be the Applicable Level unless one of the levels is two or more levels lower than the other level, in which case the level immediately above the lower level shall be the Applicable Level.

         B. DEFINITION OF APPLICABLE MARGIN. The definition of Applicable Margin set forth in subsection 1.1 is hereby amended by deleting the table contained therein and substituting therefor the following:

====================================================
     APPLICABLE                APPLICABLE
       LEVEL                     MARGIN
====================================================
----------------------------------------------------
         I                     .250%
----------------------------------------------------
         II                    .375%
----------------------------------------------------
        III                    .500%
----------------------------------------------------
         IV                    .650%
----------------------------------------------------
         V                     .875%
----------------------------------------------------
         VI                   1.000%
====================================================

         C. COMMITMENT FEES. Section 2.3A of the Credit Agreement is hereby amended by deleting the table contained therein and substituting therefor the following:


=================================================
    APPLICABLE                PERCENT
      LEVEL                  PER ANNUM
=================================================
-------------------------------------------------
        I                      .10%
-------------------------------------------------
        II                    .125%
-------------------------------------------------
       III                   .1875%
-------------------------------------------------
        IV                    .225%
-------------------------------------------------
        V                      .35%
-------------------------------------------------
        VI                     .50%
=================================================

         D. AMOUNT OF PERMITTED UNSECURED INDEBTEDNESS. Section 7.1(vi) of the Credit Agreement is hereby amended by deleting the reference to $75,000,000 and substituting $175,000,000 therefor.

         E. MAXIMUM LEVERAGE. Section 7.6(C) of the Credit Agreement is hereby amended by deleting the ratio of 3.00:1.00 contained therein and substituting 3.75:1.0 therefor.

                                   SECTION 2.
                                 LIMITED WAIVER

         The provisions of subsection 2.4A(iii)(c) are hereby waived to the extent but only to the extent that they would require a mandatory prepayment of the Loans or reduction of the Commitments from the Net Securities Proceeds of unsecured indebtedness issued by the Company on or before August 30, 1998; provided, that no payment of principal of such unsecured indebtedness is required by its terms prior to the Maturity Date; provided further, that such Net

Securities Proceeds shall not be included in any calculation of Aggregate Net Proceeds made pursuant to the proviso contained in subsection 2.4A(iii)(c) at any time.


                                   SECTION 3.
                                  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the provisions of the Credit Agreement as amended and waived hereby.

                  (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrowers and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                     WOLVERINE TUBE, INC.


                                     By: /s/ James E. Deason
                                         ---------------------------------------
                                         Name: James E. Deason
                                         Title:


                                     Notice Address:

                                     Wolverine Tube, Inc.
                                     1525 Perimeter Parkway, Suite 210
                                     Huntsville, Alabama  35808
                                     Attention:  James E. Deason



                                     WOLVERINE TUBE (CANADA) INC.


                                     By: /s/ James E. Deason
                                         ---------------------------------------
                                         Name: James E. Deason
                                         Title:


                                     Notice Address:

                                     Wolverine Tube, Inc.
                                     1525 Perimeter Parkway, Suite 210
                                     Huntsville, Alabama  35808
                                     Attention:  James E. Deason

                                     CREDIT SUISSE FIRST BOSTON,
                                     as the Administrative Agent


                                     By: /s/ Thomas G. Muoio
                                         ---------------------------------------
                                         Name: Thomas G. Muoio
                                         Title: Vice President


                                     By: /s/ Jodi A. Fatto
                                         ---------------------------------------
                                         Name: Jodi A. Fatto
                                         Title: Assistant Vice President


                                     Notice Address:

                                     Credit Suisse First Boston
                                     11 Madison Avenue
                                     New York, NY  10010-3629
                                     Attention: Robert Finney



                                     CREDIT SUISSE FIRST BOSTON,
                                     as a Lender


                                     By: /s/ Thomas G. Muoio
                                         ---------------------------------------
                                         Name: Thomas G. Muoio
                                         Title: VP


                                     By: /s/ Robert B. Potter
                                         ---------------------------------------
                                         Name: Robert B. Potter
                                         Title: VP


                                     Notice Address:

                                     Credit Suisse First Boston
                                     11 Madison Avenue
                                     New York, NY  10010-3629
                                     Attention: Robert Finney

                                     MELLON BANK, N.A., individually and as
                                     Documentation Agent


                                     By: /s/ Roger N. Stanier
                                         ---------------------------------------
                                         Name: Roger N. Stanier
                                         Title: VP


                                     Notice Address:

                                     Mellon Bank, N.A.
                                     Three Mellon Bank Center
                                     23rd Floor
                                     Pittsburgh, PA 15259-0003
                                     Attention: Loan Administration

                                     Copy to:

                                     Mellon Bank, N.A.
                                     One Mellon Bank Center
                                     Pittsburgh, PA 15258-0001
                                     Attention: Steven Prather



                                     BANK OF AMERICA ILLINOIS
                                     as a Lender


                                     By: /s/ Michael J. McKenney
                                         ---------------------------------------
                                         Name: Michael J. McKenney
                                         Title: VP


                                     Notice Address:

                                     Bank of America Illinois
                                     231 South LaSalle Street
                                     Chicago, IL  60697
                                     Attention: Frank English

                                     CREDIT LYONNAIS ATLANTA AGENCY
                                     as a Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     Notice Address:

                                     Credit Lyonnais, Atlanta Agency
                                     One Peachtree Center
                                     303 Peachtree Street NE
                                     Suite 4400
                                     Atlanta, GA  30308
                                     Attention: Ronald Blissett



                                     NATIONSBANK, N.A., (successor by merger to NationsBank, N.A. (South)) as a Lender


                                     By: /s/ Nancy S. Goldman
                                         ---------------------------------------
                                         Name: Nancy S. Goldman
                                         Title: VP


                                     Notice Address:

                                     NationsBank, N.A.
                                     600 Peachtree Street NE
                                     9th Floor
                                     Atlanta, GA 30308
                                     Attention: Nancy Goldman

                                     THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                     By: /s/ W. J. Brown
                                         ---------------------------------------
                                         Name: W. J. Brown
                                         Title:


                                     Notice Address:

                                     The Bank of Nova Scotia
                                     Suite 2700
                                     600 Peachtree Street NE
                                     Atlanta, GA  30308
                                     Attention: Pat Brown



                                     CORESTATES BANK, NA
                                     as a Lender


                                     By: /s/ Karen Leaf
                                         ---------------------------------------
                                         Karen Leaf
                                         Vice President


                                     Notice Address:

                                     Corestates Bank, NA
                                     FC1-8-3-12
                                     P.O. Box 7618
                                     Philadelphia, PA  19101
                                     Attention: Karen Leaf

                                     SUNTRUST BANK, NASHVILLE, N.A.
                                     as a Lender


                                     By: /s/ W. W. Wooding
                                         ---------------------------------------
                                         Name: W. W. Wooding
                                         Title: Senior VP


                                     Notice Address:

                                     Suntrust Bank, Nashville, N.A.
                                     P.O. Box 305110
                                     Nashville, TN  37230-5110
                                     Attention: Woody Woodring